 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund

Ticker Symbol: (GDIIX)

ANNUAL REPORT

OCTOBER 31, 2018

RNC Genter Dividend Income Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	22

This report and the financial statements contained herein are provided for the general information of the shareholders of the RNC Genter Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

RNC Genter Dividend Income Fund

October 31, 2018

The RNC Genter Dividend Income fund posted another year of positive performance during the fiscal year ending October 31st 2018. The fund returned 4.43% over the past twelve months. Over the same period, the fund’s primary benchmark, the Russell 1000 Value1, returned 3.03% and the secondary benchmark, the MSCI US Investable Market High Dividend Yield Index2, returned 4.85%. The broad market S&P 500 Index3 returned 7.35% over the same period.

Performance

The fund’s technology holdings outperformed the Russell 1000 Value technology returns by more than 10%. Additionally, the strategy’s largest overweight position has been in tech. Having strong stock selection and an overweight weighting within Tech was the largest factor behind the funds outperformance. Towards the end of the fiscal year we took profits within tech as we felt the strong price momentum did not justify the higher valuation levels.

Another positive for the fund was the industrial sector. Even though the sector as a whole underperformed the index, the fund’s holdings outperformed the benchmark industrial returns again by more than 10%. The fund focuses on companies with strong balance sheets and the ability to raise the dividend, having this focus kept the strategy out of lower quality, “value trap” securities that underperformed and even cut their dividend.

We have increased our exposure to Utilities and Consumer Staples. Late in the year the 10-year Treasury yield climbed to multi-year highs. This put pressure on utilities and consumer staples with both sectors being interest rate sensitive. We held no utilities prior to making our recent purchase and we were underweight consumer staples before we added to the sector. Adding utilities and increasing our consumer staples exposure increased the yield of the strategy while also potentially lowering the portfolio risk as these two sectors have historically been less risky. Currency risk was also lowered as most utilities are fully domestic and have little to no dollar or international trade risk.

US Economy

After shifting into higher gear during the 2nd quarter and growing GDP at an impressive 4.2%4, the U.S. economy is expected to lose some steam in the following quarters, but not by much. We estimate 3+% GDP to end the year led by consumer spending in a robust holiday 4th quarter. For the full year, we see the economy likely growing at a very respectable 3%, the best rate of gain in more than a decade, and well above the average yearly increase of just over 2% for the entire expansion since 20095. The economy is being boosted by the Tax Cuts and Jobs Act (TCJA) of 2017, higher government spending and a moderate rebound in business spending.

Looking ahead, we anticipate that the benefit from stimulative fiscal policies will wane, but slowly. There is also likely to be a drag on economic growth from less spending on residential construction as the housing market cools, as well as some continuing impact from persistent trade disputes primarily with China. Finally, less accommodative monetary policy will lead to tighter financial conditions, with the Fed expected to increase rates at least twice between now and year end 2019.

While recent trade negotiations have resulted in a reworking of NAFTA, now called U.S. Mexico Canada Agreement (USMCA), as well as more advantageous agreements with the EU, South Korea and potentially Japan, the trade outlook with China has worsened. Even assuming the worst case scenario with all Chinese imports tariffed up to 25%, the impact on US GDP in 2019 should be limited to about 0.5%, not as bad as a full blown trade war with all our trading partners but still a drag on economic growth.

A recent growing concern to the financial markets is the increase in inflation. The current labor market is extremely tight as evidenced by the multi-decade low unemployment rate of 3.7%6. This has led to higher wage gains spurring the Personal Consumption Expenditures (PCE) to reach the Fed’s target of 2%7. Further economic growth next year will likely exert even more inflationary pressure. We expect inflation to increase above 2% next year, but not surge such that the Fed would feel compelled to drop their current gradual approach and become more aggressive in raising rates.

While we remain vigilant as to any incipient signs that the economy is beginning to roll over, there is yet no significant evidence that is the case. If anything, the US economy has strengthened and remains firmly in expansion mode. Should this long lived expansion continue past June of 2019, then it would become the longest uninterrupted domestic economic expansion in history. Given our concerns over trade and the moderating benefits of fiscal policies, our 2019 economic forecast of 2.4% GDP growth is close to the average for this entire cycle.

Outlook

While we expect the economy to slow down to a more sustainable growth rate, we do not see a recession in the next 12 months. Market fears that declining growth will lead a recession are overblown or at least premature. But these fears will continue to create volatility, which has been largely absent from the market for several years prior to 2018. In 2019 corporate earnings should grow 7-9%, just above the long term average. We expect stock valuations to remain fairly steady in the 15-16X range as inflation and interest rates move up somewhat gradually. This means that equity markets, although choppy, has the potential to still produce positive returns over the intermediate term.

Rocky Barber, CFA

David Klatt, CFA

RNC Dividend Income Fund Portfolio Managers

The views in this letter were as of October 31st, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

[1]	The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. An investor cannot invest directly in an index.
[2]	The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. An investor cannot invest directly in an index.
[3]	The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities. An investor cannot invest directly in an index.
[4]	Bureau of Economic Analysis, September 27th 2018
[5]	Bureau of Economic Analysis, October 27th 2018
[6]	Bureau of Labor Statistics, October 5th 2018
[7]	Bureau of Economic Analysis, October 29th 2018

 RNC Genter Dividend Income Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 1000 Value Index and MSCI US Investable Market High Dividend Yield Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 100 companies with lower price-to-book ratios and lower expected growth values. The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2018	1 Year	5 Years	Since Inception	Inception Date
RNC Genter Dividend Income Fund	4.43%	7.54%	11.07%	12/31/08
Russell 1000 Value Index	3.03%	8.61%	12.19%	12/31/08
MSCI US Investable Market High Dividend Yield Index	4.85%	10.47%	13.63%	12/31/08

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 5GENTER.

Gross and net expense ratios for the Fund were 2.40% and 1.25%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

RNC Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 96.8%
	BASIC MATERIALS — 2.9%
10,000	International Paper Co.	$453,600
	COMMUNICATIONS — 15.4%
15,200	AT&T, Inc.	466,336
14,600	Cisco Systems, Inc.	667,950
6,200	Omnicom Group, Inc.	460,784
13,500	Verizon Communications, Inc.	770,715
		2,365,785
	CONSUMER, CYCLICAL — 4.4%
5,000	Carnival Corp.[1]	280,200
4,900	Walgreens Boots Alliance, Inc.	390,873
		671,073
	CONSUMER, NON-CYCLICAL — 21.5%
5,000	AbbVie, Inc.	389,250
8,700	Altria Group, Inc.	565,848
2,200	Amgen, Inc.	424,138
10,000	Bristol-Myers Squibb Co.	505,400
5,100	Eli Lilly & Co.	553,044
3,000	Johnson & Johnson	419,970
5,200	Philip Morris International, Inc.	457,964
		3,315,614
	ENERGY — 16.0%
5,400	Chevron Corp.	602,910
4,600	Phillips 66	472,972
7,500	Royal Dutch Shell PLC - Class A - ADR[1]	473,925
6,700	Schlumberger Ltd.[1]	343,777
9,700	TOTAL S.A. - ADR[1]	568,420
		2,462,004
	FINANCIAL — 17.2%
6,600	Citigroup, Inc.	432,036
5,100	JPMorgan Chase & Co.	556,002
7,900	MetLife, Inc.	325,401
7,000	Morgan Stanley	319,620
3,100	Travelers Cos., Inc.	387,903
11,900	Wells Fargo & Co.	633,437
		2,654,399
	INDUSTRIAL — 5.2%
1,300	Lockheed Martin Corp.	382,005
3,900	United Parcel Service, Inc. - Class B	415,506
		797,511

RNC Genter Dividend Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY — 11.7%
10,000	Intel Corp.	$468,800
4,200	Microsoft Corp.	448,602
6,500	QUALCOMM, Inc.	408,785
12,300	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR[1]	468,630
		1,794,817
	UTILITIES — 2.5%
3,500	Sempra Energy	385,420
	Total Common Stocks (Cost $11,488,252)	14,900,223
	SHORT-TERM INVESTMENTS — 4.2%

645,131	Fidelity Investments Money Market Government Portfolio - Institutional Class, 2.100%[2]	645,131

	Total Short-Term Investments (Cost $645,131)	645,131

	TOTAL INVESTMENTS — 101.0% (Cost $12,133,383)	15,545,354

	Liabilities in Excess of Other Assets — (1.0)%	(156,145)
	TOTAL NET ASSETS — 100.0%	$15,389,209

ADR – American Depository Receipt
PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	21.5%
Financial	17.2%
Energy	16.0%
Communications	15.4%
Technology	11.7%
Industrial	5.2%
Consumer, Cyclical	4.4%
Basic Materials	2.9%
Utilities	2.5%
Total Common Stocks	96.8%
Short-Term Investments	4.2%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2018

Assets:
Investments, at value (cost $12,133,383)	$15,545,354
Receivables:
Dividends and interest	31,626
Due from Advisor	2,909
Fund shares sold	13
Prepaid expenses	15,228
Total assets	15,595,130

Liabilities:
Payables:
Investment securities purchased	150,504
Auditing fees	18,269
Fund administration fees	8,245
Transfer agent fees and expenses	7,822
Distribution fees (Note 7)	3,362
Custody fees	3,246
Chief Compliance Officer fees	2,490
Trustees' Deferred Compensation (Note 3)	1,421
Trustees' fees and expenses	317
Accrued other expenses	10,245
Total liabilities	205,921

Net Assets	$15,389,209

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$10,538,466
Total distributable earnings (loss)	4,850,743
Net Assets	$15,389,209

Shares of beneficial interest issued and outstanding	863,137
Net asset value per share	$17.83

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $12,050)	$525,413
Interest	3,792
Total investment income	529,205

Expenses:
Advisory fees	144,873
Fund administration fees	42,817
Distribution fees (Note 7)	40,242
Transfer agent fees and expenses	31,646
Fund accounting fees	25,618
Registration fees	24,697
Auditing fees	18,238
Legal fees	15,334
Chief Compliance Officer fees	14,171
Custody fees	10,184
Shareholder reporting fees	9,866
Trustees' fees and expenses	6,995
Insurance fees	1,195
Miscellaneous	4,457

Total expenses	390,333
Advisory fees waived	(144,873)
Other expenses absorbed	(44,252)
Net expenses	201,208
Net investment income	327,997

Realized and Unrealized Gain (Loss):
Net realized gain on investments:	1,412,048
Net change in unrealized appreciation/depreciation on investments	(980,291)
Net realized and unrealized gain on investments	431,757

Net Increase in Net Assets from Operations	$759,754

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$327,997	$311,768
Net realized gain on investments	1,412,048	1,112,851
Net change in unrealized appreciation/depreciation on investments	(980,291)	1,367,228
Net increase in net assets resulting from operations	759,754	2,791,847

Distributions to Shareholders¹:
From distributable earnings	(1,444,764)

From net investment income		(301,784)
From net realized gains		(379,281)
Total distributions to shareholders	(1,444,764)	(681,065)

Capital Transactions:
Net proceeds from shares sold	1,905,032	1,944,409
Reinvestment of distributions	1,105,023	529,037
Cost of shares redeemed[2]	(3,248,893)	(3,095,172)
Net (decrease) in net assets from capital transactions	(238,838)	(621,726)

Total (decrease) in net assets	(923,848)	1,489,056

Net Assets:
Beginning of period	16,313,057	14,824,001
End of period[3]	$15,389,209	$16,313,057

Capital Share Transactions:
Shares sold	103,824	112,269
Shares reinvested	59,975	31,292
Shares redeemed	(174,977)	(176,678)
Net decrease from capital share transactions	(11,178)	(33,117)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $4 and $168, respectively.
[3]	End of year net assets includes accumulated undistributed net investment income of $14,203 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.66	$16.34	$15.78	$16.24	$15.67
Income from Investment Operations:
Net investment income[1]	0.38	0.34	0.33	0.31	0.30
Net realized and unrealized
gain (loss) on investments	0.48	2.73	0.55	(0.17)	0.96
Total from investment operations	0.86	3.07	0.88	0.14	1.26

Less Distributions:
From net investment income	(0.37)	(0.33)	(0.32)	(0.29)	(0.29)
From net realized gain	(1.32)	(0.42)	-	(0.31)	(0.40)
Total distributions	(1.69)	(0.75)	(0.32)	(0.60)	(0.69)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$17.83	$18.66	$16.34	$15.78	$16.24

Total Return[3]	4.43%	19.32%	5.68%	0.85%	8.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,389	$16,313	$14,824	$17,539	$20,012

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.43%	2.30%	2.43%	2.26%	2.24%
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.86%	0.92%	0.87%	0.95%	0.86%
After fees waived and expenses absorbed	2.04%	1.97%	2.05%	1.96%	1.85%

Portfolio turnover rate	27%	29%	25%	40%	14%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1 – Organization

RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2015-2018 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. Effective January 1, 2016, the Advisor has voluntarily agreed to waive 0.10% basis points of its management fee. The voluntary waiver will lower management fee from 0.90% to 0.80% of the Fund’s average daily assets through December 31, 2018. The Advisor may terminate this voluntary waiver at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary waiver. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees.

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

For the year ended October 31, 2018, the Advisor waived all of its advisory fees $144,873 and absorbed other expenses of $44,252. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor will not seek recoupment of any advisory fees it waives pursuant to the voluntary advisory fees waiver discussed above. At October 31, 2018, the amount of these potentially recoverable expenses was $531,975. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

2019	$176,442
2020	166,408
2021	189,125
Total	$531,975

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2018 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2018, are reported on the Statement of Operations.

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

Note 4 – Federal Income Taxes

At October 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,126,469

Gross unrealized appreciation	$3,665,980
Gross unrealized depreciation	(247,095)
Net unrealized appreciation	$3,418,885

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2018, investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Total Distributable
Paid in Capital	Earnings
(1)	1

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$26,085
Undistributed long-term capital gains	1,405,773
Accumulated earnings	1,431,858

Accumulated capital and other losses	-
Net unrealized appreciation	3,418,885
Total accumulated earnings	$4,850,743

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

Distribution paid from:	2018	2017
Ordinary income	$311,529	$301,784
Long-term capital gains	1,133,235	379,281
Total distributions paid	$1,444,764	$681,065

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended October 31, 2018 and the year ended October 31, 2017, the Fund received $4 and $168 respectively, in redemption fees.

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

Note 6 – Investment Transactions

For the year ended October 31, 2018 purchases and sales of investments, excluding short-term investments, were $4,254,038 and $5,652,138 respectively.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC.

For the year ended October 31, 2018, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

RNC Genter Dividend Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2018

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$14,900,223	$-	$-	$14,900,223
Short-Term Investments	645,131	-	-	645,131
Total Investments	$15,545,354	$-	$-	$15,545,354

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On December 6, 2018, the Advisor has voluntarily agreed to continue to reduce its management fee from 0.90% to 0.80% of the Fund’s average daily assets. The Advisor may terminate this voluntary waiver at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary waiver.

The Fund declared the payment of a distribution to be paid, on December 19, 2018, to shareholders of record on December 18, 2018 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$ 1.63036	$ 0.00586	$ 0.02601

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the RNC Genter Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 31, 2018

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended October 31, 2018, the Fund designates $1,133,235 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

For the year ended October 31, 2018, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2018, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 5GENTER. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

RNC Genter Dividend Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address	for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

RNC Genter Dividend Income Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	5/1/2018	10/31/2018	5/1/2018 – 10/31/2018
Actual Performance	$1,000.00	$1,010.70	$6.34
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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 RNC Genter Dividend Income Fund

A series of Investment Managers Series Trust

Investment Advisor

RNC Genter Capital Management LLC

11601 Wilshire Boulevard

Twenty-fifth Floor

Los Angeles, California 90025

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S. 16th St. Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 5GENTER.

RNC Genter Dividend Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-5GENTER.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$ 15,450	$ 14,950
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/09/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/09/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/19